UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURTIES AND EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported: August 29, 2003

                          IMPAC MORTGAGE HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

            Maryland                      0-19861                33-0675505
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

   1401 Dove Street Newport Beach, CA                          92660
(Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (949) 475-3600

Item 9. Regulation FD

      Impac Mortgage Holdings, Inc. ("IMH"), a real estate investment trust ("REIT"), is announcing the posting of its unaudited Monthly Fact Sheet, which will be available on the Company's web site at www.impaccompanies.com.

                                                                              For the Month End            For the
                                                                                                          Year Ended
The REIT (in millions)                                                     7/31/2003       6/30/2003      12/31/2002
Total Assets                                                              $  8,480.8      $  8,231.7      $  6,551.8

Long Term Investment Operations
            (in millions, except Average Size of Loan)
Collateralized Mortgage Obligations ("CMO") Collateral (a)                $  6,868.6      $  6,563.9      $  5,149.7
Finance Receivables (b)                                                   $    736.0      $  1,319.8      $  1,140.2
Mortgage Loans Held-for-Sale (c)                                          $    471.8             N/A*            N/A*
Mortgage Loans Held-for-Investment  ("LHFI")(d)                           $     72.3      $    129.5      $     57.5
Investment Securities Available for Sale (e)                              $     17.0      $     22.9      $     26.1
Total Mortgage Assets (a+b+c+d+e)                                         $  8,165.7      $  8,036.1      $  6,373.5
Total Gross Loans  Receivable  (a+b+c+d)                                  $  8,148.7      $  8,013.2      $  6,347.4
Long Term Investment Portfolio: (a+d)
   Percentage of Fixed                                                            20%             19%             15%
   Percentage of Adjustable                                                       80%             81%             85%
   Weighted Average Coupon                                                      5.92%           5.98%           6.59%
   Weighted Average Margin                                                      3.01%           3.00%           3.01%
   Weighted Average Loan to Value                                                 80%             80%             82%
   Average Size of Loan (in thousands)                                    $    220.3      $    222.3      $    211.9
   Credit Grade: "A, A-"                                                          98%             98%             98%
   Credit Grade: "B" and Below                                                     2%              2%              2%
   Total Loans (90 days+ delinquent, and other real estate owned)         $    202.4      $    172.9      $    130.6
   Loan Delinquency Rate (60 days +)                                            3.57%           3.28%           3.22%
CMO Prepayment Amount (reporting period delay-30 days)                    $    211.5      $    176.0      $    915.8
Cost of CMO Borrowings                                                          2.98%           3.00%           3.57%

Warehouse Lending Operations (in millions)
Average Outstanding Finance Receivables with External Customers           $    669.9      $    608.7      $    341.5
Total Outstanding Warehouse Lines Approved to External Customers          $    918.5      $    856.0      $    665.0

Mortgage Operations
Total Loan Acquisitions and Originations (in millions)                    $    851.8      $    718.5      $  6,044.2
    Percentage of Fixed                                                           55%             56%             38%
    Percentage of Adjustable                                                      45%             44%             62%
Master Servicing Portfolio (in billions)                                  $     10.6      $     10.4      $      8.7
    Weighted Average Coupon                                                     6.54%           6.65%           7.32%
    Loan Delinquency Rate (60+ days)                                            4.72%           4.49%           4.73%

Impac Direct Access System for Lending Gen 2 (IDASLg2)
IDASLg2 Volume Submitted (in millions)                                    $  1,989.8      $  2,114.3      $ 16,230.7
Approval Rate                                                                     72%             73%             71%

* Not Applicable

No opinion, advice, statement or other information ("Information") contained or provided herein or hereby is intended or shall be construed as a prediction of the performance of any security, fund, or obligation. Reliance upon any Information shall be at the sole risk of the reader. Prior to the execution of a purchase or sale of any security or investment, you are advised to consult with your broker or other financial advisor or other professionals as appropriate. Neither IMPAC, its affiliates, information providers nor content providers shall have any liability for investment decisions based upon, or the results obtained from the Information. The Information provided herein is unaudited and neither IMPAC, its affiliates, information providers nor content providers guarantee nor warrant the timeliness, sequence, accuracy, or completeness of the Information. Nothing contained in this Fact Sheet or Web Site is intended to be, nor shall be construed as, investment advice.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         IMPAC MORTGAGE HOLDINGS, INC.

                                         Date: August 29, 2003


                                         By: /s/ Richard J. Johnson
                                             ----------------------
                                         Name: Richard J. Johnson
                                               Title: Executive Vice President
                                               and Chief Financial Officer